REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 5, 1998 (this "Agreement"), is made by and among AMERICAN ELECTROMEDICS CORP., a Delaware corporation, with headquarters located at 13 Columbia Drive, Suite 18, Amherst, New Hampshire 03031 (the "Company"), the purchasers listed on Exhibit A attached hereto (each, a "Purchaser," and collectively, the "Purchasers") and West End Capital LLC ("West End").

                                 W I T N E S S E T H:


               WHEREAS, pursuant to a Securities Purchase Agreement, dated as of May 5, 1998, among the Purchasers and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchasers, shares of 5% convertible preferred stock, par value $0.01 per share (the "Series A Preferred Stock"), and has agreed to issue 50,000 three-year warrants (the "Warrants") to West End (which for the purposes of the rights conveyed to holders of Warrants pursuant to this Agreement shall be deemed to be a Purchaser);

               WHEREAS, pursuant to the terms of the Series A Preferred Stock and the Warrants, (i) upon the conversion of the Series A Preferred Stock and (ii) upon exercise of the Warrants, the Company will issue to the Purchasers shares of common stock, par value $.10 per share (such shares are referred to herein as the "Shares"); and

               WHEREAS, to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agrees as follows:

                1. DEFINITIONS.

                    (a) As used in this Agreement, the following terms shall have the following meanings:

                    (i) "Purchaser" means the Purchasers identified on Exhibit A hereto, or any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                    (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

                    (iii)   "Registrable Securities" means the Shares.

                    (iv) "Registration  Statement"   means  a  registration
          statement of the Company under the Securities Act.

                    Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

                2. REGISTRATION.

               (a) MANDATORY REGISTRATION. Within thirty (30) days of the Initial Closing Date, the Company shall file with the Commission a Registration Statement on Form SB-2 covering (a) resales of the Warrants and (b) at least one and one-half (1.5) times the sum of: (i) the number of Shares that are issuable upon conversion of the Series A Preferred Stock on the date of filing, without regard to any limitation on any holder's ability to convert the Series A Preferred Stock, and (ii) 50,000 Shares issuable upon exercise of the Warrants, or an amendment to any pending Registration Statement on Form SB-2 of the Company, and such Registration Statement or amended Registration Statement, as the case may be, shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable upon conversion of the Series A Preferred Stock or the Warrants resulting from any adjustment in the applicable Conversion Price of the Series A Preferred Stock or the Exercise Price of the Warrants, as the case may be, or to prevent dilution resulting from stock splits or stock dividends. If at any time one and one-half (1.5) times the number of Shares into which the Series A Preferred Stock may be converted exceeds the difference between the total number of Shares registered and 50,000 (as adjusted in accordance with the terms of the Warrants), the Company shall, within ten (10) business days after receipt of a written notice from any Purchaser, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the Commission at that time, to register all Ordinary Shares into which the Series A Preferred Stock may be converted, or (ii) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement on Form SB-2 to register the number of Shares into which the Series A Preferred Stock may be converted that exceed the number of Shares already registered. The Company shall use its best efforts to cause such Registration Statement or amended Registration Statement, as the case may be, to become effective within ninety (90) days following the Initial Closing Date (or, if the Commission elects to conduct a review of such Registration Statement, one hundred twenty (120) days following the Initial Closing Date). The failure of the Company to cause such Registration Statement to become effective during such respective time periods shall have the effect set forth in the Certificate of Designation relating to the Series A Preferred Stock. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the
          Registrable Securities (in the opinion of counsel to the Purchasers) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period").

               (b) PIGGYBACK REGISTRATION. (i) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a Registration relating solely to employee share option plans or pursuant to an acquisition transaction on Form S-4, the Company will:

                         (A) provide to the Purchasers written notice thereof as soon as practicable prior to filing the Registration Statement; and

                         (B) include in such Registration and in any underwriting involved therein, all of the Registrable Securities specified in a written request by the Purchasers made within fifteen (15) days after receipt of such written notice from the Company.

                    (ii) If the Registration is for a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to this Section. In such event, the rights of the Purchasers hereunder shall include participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. To the extent that a Purchaser proposes to distribute its securities through such underwriting, such Purchaser shall (together with the Company and any other securityholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter of such underwriting determines that marketing factors require a limitation of the number of shares to be offered in connection with such underwriting, the managing underwriter may limit the number of Registrable Securities to be included in the Registration and underwriting. If any Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company. Any Registrable Securities so excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

                    (c) ELIGIBILITY FOR FORM SB-2. The Company represents and warrants that it meets all of the requirements for the use of Form SB-2 for the Registration of the sale by the Purchaser and any transferee who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form SB-2.

                    (d) PRIORITY IN FILING. The Company covenants that beginning on the Closing Date and until such time as a Registration Statement pursuant to Section 2(a) of this agreement has been filed and become effective, the Company will not file any other registration statement without the written consent of the Purchasers or their representative.

                3. OBLIGATIONS  OF THE  COMPANY.   In connection  with  the
          registration of the Registrable Securities, the Company shall do each of the following:

                    (a) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Warrants and all of the Registrable Securities of the Company covered by the Registration Statement until such time as all of the Warrants and such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                    (b) Furnish to Purchaser whose Registrable Securities are included in the Registration Statement, and its legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as such Purchaser may reasonably request in order to facilitate the disposition of the Warrants and its Registrable Securities;

                    (c) Use reasonable efforts to (i) register and qualify the Warrants and the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchasers who hold a majority in interest of the Registrable Securities being offered may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Warrants and the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

                    (d) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver a number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request;

                    (e) As promptly as practicable after becoming aware of such event, notify each Purchaser who holds Warrants or
          Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

                    (f) If the offering is underwritten, at the request of a Purchaser, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Purchaser selling Registrable Securities in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to such Purchasers, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request.

                    (g) Cooperate with the Purchasers who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request, and registered in such names as the Purchasers may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

                4. OBLIGATIONS OF THE PURCHASERS. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

                    (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchasers of the Warrants and the Registrable Securities pursuant to the Registration Statement.

                    (b)  It   shall  be  a   condition  precedent   to  the
          obligations of the Company to complete the registration pursuant to this Agreement of the Warrants and the Registrable Securities of each Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Warrants and the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Warrants and such Registrable Securities, and such Purchaser shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify such Purchaser of the information the Company requires from such Purchaser (the "Requested Information") if such Purchaser elects to have any of its
          Warrants and its Registrable Securities included in the Registration Statement. If, at least two (2) business days prior to the filing date, the Company has not received the Requested Information from a Purchaser, then the Company may file the Registration Statement without including the Warrants and the Registrable Securities of such Purchaser;

                    (c) The Purchaser, by such Purchaser's acceptance of the Warrants or the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Warrants or Registrable Securities from such Registration Statement; and

                    (d) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e) above, such Purchaser will immediately discontinue disposition of its Warrants or Registrable Securities pursuant to the Registration Statement covering such Warrants or Registrable Securities until such copies of the supplemented or amended prospectus contemplated by
          Section 3(d) or 3(e) shall be furnished to such Purchaser.

                    (e) If the offering is underwritten, at the request of the managing underwriters, each Purchaser or his permitted assignee holding more than one percent (1%) of the Company's voting securities shall agree not to sell or otherwise transfer or dispose of any Registrable Securities of the Company held by such Purchaser (other than those included in the registration) for a period specified by the underwriters not to exceed ninety
          (90)  days  following  the  effective date  of  the  Registration
          Statement, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements. The obligations described in this Section 4(e) shall not apply to a Registration relating solely to employee share option plans or an acquisition transaction registered on Form S-4.

                5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of one counsel to the holders of Warrants and Registrable Securities not exceeding $2,500, shall be borne by the Company.

                6. INDEMNIFICATION.     In   the  event   any  Warrants  or
          Registrable Securities are included in a Registration Statement under this Agreement:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser who holds such Warrants or Registrable Securities, the directors, if any, of such Purchaser, the officers, if any, of such Purchaser, each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of
          Section 6(b) below, reimburse each Purchaser, promptly as such expenses are incurred and are due and payable, for any reasonable legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the reasonable costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which such Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Warrants or Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof;
          (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Warrants or Registrable Securities by the Purchaser pursuant to Section 9. Each Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions are applicable to the Indemnification provided by the Company to this Section 6.

                    (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any
          indemnifying   party  under   this  Section 6,  deliver   to  the
          indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right
          --------  -------
          to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchasers, and such legal counsel shall be selected by the Purchasers holding a majority in interest of the Registrable Securities included in the Registration Statement to which the
          Claim  relates.   The  failure to  deliver  written notice  to an
          indemnifying   party  within   a   reasonable  time   after   the
          commencement  of   any  such   action  shall  not   relieve  such
          indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                    (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such
          Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

                    (d)  Notwithstanding the foregoing,  to the extent that
          any  provisions  relating  to  indemnification   or  contribution
          contained in the underwriting agreements entered into among the Company, the underwriters and any Purchasers in connection with the underwritten public offering are in conflict with the
          foregoing  provisions,  the   provisions  in  such   underwriting
          agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a
                                           --------  -------
          result of this Section 6(d), any Purchaser, its officers, directors, partners or any person controlling such Purchaser is held liable for an amount which exceeds the aggregate proceeds received by such Purchaser from the sale of Registrable Securities included in a
          registration,   pursuant  to  such  underwriting  agreement  (the
          "Excess Liability"), the Company shall reimburse such Purchaser for such Excess Liability.

                7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to
          information  supplied  by  the   indemnifying  party  or  by  the
          Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such
          statement  or  omission.   Notwithstanding  the  forgoing, (a) no
          contribution shall  be made  under circumstances where  the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Warrants or Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Warrants or Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Warrants or Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Warrants or Registrable Securities. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if
                                               --- ----
          the Purchasers and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

                8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                    (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) furnish to each Purchaser, so long as such Purchaser owns Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                9. ASSIGNMENT OF  THE REGISTRATION RIGHTS.   The rights  to
          have the Company register Warrants or Registrable Securities pursuant to this Agreement shall be automatically assigned by each Purchaser to any transferee (other than entities that are specifically identified as the Company's competitors under the caption "Competition" in the Company's 1997 Annual Report) of all or any portion of the shares of Series A Preferred Stock or the Warrants held by such Purchaser if: (a) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Securities with respect to which such registration rights are being transferred or assigned;
          (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in
          Section 4 of the Securities Purchase Agreement. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

                10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Purchaser and the Company.

                11. MISCELLANEOUS.

                    (a) A person or entity is deemed to be a holder of Warrants or Registrable Securities whenever such person or entity owns of record such Warrants or Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Warrants or Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Warrants or Registrable Securities.

                    (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:          AMERICAN ELECTROMEDICS CORP.
                            Amherst, New Hampshire  03031
                            ATT:  Michael Pieniazek
                            Tel.:  (603) 880-6300
                            Fax:   (603) 880-8977

                            WITH COPIES TO:

                            REID & PRIEST LLP
                            40 West 57th Street
                            New York, New York 10019
                            ATT.: Bruce Rich
                            Tel.: 212-603-6780
                            Fax: 212-603-2001

          PURCHASERS:       At the addresses set forth on the signature
                            page of this Agreement, as such addresses may be updated from time to time by each of the Purchasers.

                            WITH COPIES TO:

                            WEST END CAPITAL LLC
                            One World Trade Center
                            Suite 4563
                            New York, New York 10048
                            ATT.:  Daniel Saks
                            Tel.: 212-775-9299
                            Fax.:  212-775-9311

                            MORRISON & FOERSTER LLP
                            1290 Avenue of the Americas
                            New York, New York  10104
                            ATT.:  Ira Greenstein
                            Tel.:  212-468-8000
                            Fax:  212-468-7900

                    (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                    (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This
          Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                    (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the other Primary Documents. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                    (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                    (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                    (h) The Company acknowledges that any failure by the Company to perform its obligations under Section 2(a), or any delay in such performance could result in direct damages to the Purchaser, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Neither party shall be liable for consequential damages.

                    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed.
                                             "COMPANY"

                                             AMERICAN ELECTROMEDICS CORP.



                                             By: /s/ Michael T. Pieniazek
                                                ---------------------------
                                                Name: Michael T. Pieniazek
                                                Title: President

                  IN  WITNESS   WHEREOF,  the  parties   have  caused  this
          Agreement to be duly executed.

                                             "PURCHASERS"

                                             JUBILEE INVESTORS LLC

                                             By: WEST END CAPITAL LLC, Manager

                                             By:  /s/ Daniel Saks
                                                -------------------------
                                             Name:  Daniel Saks
                                             Title:  Managing Director



                                             WEST END CAPITAL LLC


                                             By:  /s/ Daniel Saks
                                                -------------------------
                                             Name:  Daniel Saks
                                             Title:  Managing Director

                      EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT
                      ------------------------------------------

                                      PURCHASERS

               -----------------------------------------------------
                                          SHARES OF
                                          SERIES A
                                          PREFERRED      NUMBER OF
                                            STOCK         WARRANTS
                       PURCHASER          PURCHASED      PURCHASED
                       ---------          ---------      ---------
               -----------------------------------------------------
                Jubilee Investors LLC    3,000 shares    N/A
                c/o West End Capital
                LLC
                One World Trade
                Center, Suite 4563
                New York, New York
                10048
               ------------------------------------------------------
                West End Capital LLC     N/A             $50,000
                One World Trade
                Center, Suite 4563
                New York, New York
                10048
               -------------------------------------------------------